CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of Soy Energy, LLC (the “Company”) for the quarter ended January 31, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jeff Oestmann, Interim Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jeff Oestmann
Jeff Oestmann, Interim Chief Financial Officer (Principle Financial Officer)
Dated:	June 20, 2013